UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2010

Revolutionary Concepts, Inc.
(Exact name of registrant as specified in its charter)

[Missing Graphic Reference]

Nevada	333-151177	27-0094868
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Revolutionary Concepts, Inc., PO Box 2116., Matthews, NC 28106
(Address of Principal Executive Office) (Zip Code)

704-622-6327
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" “RCI” refer to Revolutionary Concepts, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 8.01. Other Events.
Revolutionary Concepts, Inc. has entered into a Joint Venture agreement with Charlotte, NC based IQmagine, LLC to design and license a next generation child transportation device embedded with a network camera video system that will enable video and 2-Way agreement . A copy of the Joint Venture agreement , including the terms and conditions, is attached as Exhibit 99.1 hereto and a copy of the  press release is attached as Exhibicommunication between the child and adult via a monitor or  hand held device.

Realizing a market opportunity to address children’s entertainment, education, and safety while traveling in automobiles, Revolutionary Concepts, Inc. and IQmagine, LLC have entered a relationship where the two will develop a suite of solutions that address the time a child spends traveling in a car.

On December 13, 2010, Revolutionary Concepts, Inc. issued a press release announcing the Joint Venture t 99.2 hereto, both of which are  incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Copy of the Joint Venture Agreement, dated December 10, 2010
99.2	Press Release of Express, Inc. dated December 13, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Revolutionary Concepts, Inc.

By:	/s/ Ronald Carter
Ronald Carter, Chairman and President

December 13, 2010

EXHIBIT INDEX

99.1	Copy of the Joint Venture Agreement, dated December 10, 2010
99.2	Press Release of Express, Inc. dated December 13, 2010.